UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2025

WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08703	33-0956711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5601 Great Oaks Parkway	95119 (Zip Code)
San Jose, California

(Address of Principal Executive Offices)
(408) 717-6000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	WDC	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously reported, on February 21, 2025, Western Digital Corporation (the “Company”) completed the previously announced plan to separate its Flash business (the “Separation”) into a separate company, Sandisk Corporation (“Sandisk”). Sandisk is now an independent public company trading under the symbol “SNDK” on the Nasdaq Stock Market LLC.

Following the Separation, the Company no longer consolidates Sandisk within the Company’s financial and operating results. The historical results of Sandisk and certain assets and liabilities allocated to Sandisk in connection with the Separation will be reported in the Company’s consolidated financial statements as discontinued operations beginning in the third quarter of fiscal 2025.

In this Current Report on Form 8-K, the Company is providing preliminary unaudited financial information to reflect the reclassification of its Flash business in discontinued operations for all periods presented in Exhibit 99.1. The preliminary unaudited financial information includes:

•Preliminary Unaudited Condensed Consolidated Balance Sheets as of the end of fiscal years 2022, 2023 and 2024 and the fiscal quarters in fiscal years 2024 and 2025 to date.
•Preliminary Unaudited Condensed Consolidated Statements of Operations for fiscal years 2022, 2023 and 2024 and the fiscal quarters in fiscal years 2024 and 2025 to date.
•Preliminary GAAP to Non-GAAP Reconciliations for fiscal years 2022, 2023 and 2024 and the fiscal quarters in fiscal years 2024 and 2025 to date.
•Preliminary Supplemental Financial Information for fiscal years 2022, 2023 and 2024 and the fiscal quarters in fiscal years 2024 and 2025 to date.

The preliminary unaudited financial information furnished herein is provided for informational purposes only and in no way revises or restates the previously filed Consolidated Balance Sheets, Consolidated Statements of Operations, Consolidated Statements of Comprehensive Income (Loss), Consolidated Statements of Cash Flows or Non-GAAP Financial Measures for the Company for any period presented.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Preliminary Unaudited Condensed Consolidated Financial Statements of Western Digital Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION

April 7, 2025

	By:	/s/ Cynthia Tregillis
	Name:	Cynthia Tregillis
	Title:	Executive Vice President, Chief Legal Officer and Secretary